Webcast Presentation April 27, 2017 Q1 2017 Earnings

2 Q1 2017 Earnings Webcast, 4/27/17 Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; product or other cost fluctuations; expansion of business activities; personnel turnover or labor cost increases; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; exchange rate fluctuations; legal or regulatory matters; litigation, disputes, contingencies or claims; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; stock market, economic or political instability; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2016 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

Q1 2017 Highlights



Organic Growth
(%)
Jan (5)%
Feb (1)%
Mar *Flat*
3.2
(3.0)
(5.3)
(7.6)
(6.7)
(3.1)
(6.2)
(3.6)
(1.7)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2015
2016
2017

Note: Organic growth excludes the impact of acquisitions in the first year of ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations.

- First quarter results were in line with our expectations and outlook
- Reported sales were flat
  - Organic sales were down 2% in U.S.
  - Organic sales were up 3% in Canada
- Organic sales were down 4% sequentially; better than typical seasonality
- Improved business momentum driven by a return to growth in the Industrial end market and in Canada
- Free cash flow of 114% of net income
- April MTD sales down low single digits

...performance in-line with outlook

3

Q1 2017 Earnings Webcast, 4/27/17

4 Q1 2017 Earnings Webcast, 4/27/17 Industrial End Market • Q1 2017 Sales − Organic sales up 1% versus prior year (up 3% in U.S. and down 5% in Canada in local currency), after eight consecutive quarters of sales declines − Up 2% sequentially • Most forward looking indicators have continued to improve • While still cost focused, customers are becoming more optimistic regarding 2017 • Global Account and Integrated Supply opportunity pipeline and bidding activity levels remain strong • Customer trends include high expectations for supply chain process improvements, cost reductions, and supplier consolidation Organic Sales Growth versus Prior Year 36% Industrial • Global Accounts • Integrated Supply • OEM • General Industrial Awarded a new multi-year contract to provide integrated supply services and MRO and OEM materials to a global design, engineering and manufacturing company. Note: See appendix for non-GAAP reconciliations. (13.7%) (10.1%) (10.1%) (6.8%) 1.2% Q3 2016 Q2 2016 Q1 2016 2016 (10.2%) Q4 2016 Q1 2017

5 Q1 2017 Earnings Webcast, 4/27/17 • Q1 2017 Sales − Organic sales down 4% versus prior year (down 6% in U.S. and up 3% in Canada in local currency) − Down 10% sequentially, in line with normal seasonality − Growth with commercial contractors partially offset weakness with contractors serving the industrial market in the U.S. • Backlog is up 1% versus prior year and is up 11% versus December 2016 year-end • Expecting modest uptrend in non-residential construction in 2017 • Non-residential construction market still below its prior peak in 2008 Construction • Non- Residential • Residential 34% Organic Sales Growth versus Prior Year Construction End Market Awarded business by a Canadian oil company to supply low and high voltage electrical materials for the expansion of multiple facilities located in the oil sands. Note: See appendix for non-GAAP reconciliations. (3.6%) 2.3% (5.5%) (1.9%) (3.6%) Q2 2016 Q1 2016 Q3 2016 Q4 2016 2016 (2.2%) Q1 2017

Utility End Market

Organic Sales Growth versus Prior Year


16%
Utility
• Investor Owned
• Public Power
• Utility Contractors
2016
0.5%
0.6%
0.6%
(1.7%)
0.1%
(4.5%)
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017

Note: See appendix for non-GAAP reconciliations.

- Q1 2017 Sales
  - Organic sales down 5% versus prior year (down 6% in U.S. and up 10% in Canada in local currency)
  - Down 12% sequentially
  - Excluding exited contract organic sales up 6% versus prior year (up 5% in U.S.), and down 2% sequentially
- Scope expansion and value creation with investor owned utility, public power, and generation customers
- Continued interest in Integrated Supply solution offerings
- Secular improvement in housing market, renewables growth, and consolidation trend within Utility industry expected to be positive catalysts for future spending



Awarded a multi-year contract to provide power delivery and generation materials and services for a series of T&D infrastructure upgrade projects at a current IOU Customer.

6

Q1 2017 Earnings Webcast, 4/27/17

7 Q1 2017 Earnings Webcast, 4/27/17 CIG End Market • Q1 2017 Sales − Organic sales down 2% versus prior year (down 4% in U.S. and up 26% in Canada in local currency) − Up 1% sequentially • Government sales up mid-single digits in the U.S. • Customer focus remains on energy efficiency (lighting, automation, metering), security, and FTTX (fiber-to-the-x) applications • Continued opportunities exist to support FTTX deployments, data center construction and retrofits, cloud technology projects, and cyber and physical security for critical infrastructure protection Organic Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 14% Renewed a contract with a large telecommunications provider to supply products to support their infrastructure expansion. Note: See appendix for non-GAAP reconciliations. 0.4% 0.8% (1.6%) (5.8%) (2.0%) Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 2016 (1.7%)

8 Q1 2017 Earnings Webcast, 4/27/17 Q1 2017 Results Outlook Actual YOY Sales (3)% to Flat $1.77B Flat Gross Margin 19.7% Down 30 bps SG&A $267M, 15.1% Down 1%, Down 10 bps (Core down 2%) Operating Profit $67M Down 3% Operating Margin 3.8% to 4.1% 3.8% Down 10 bps Effective Tax Rate ~30% 28.1% Down 20 bps 90 bps (2.1)% Growth 60 bps 170 bps $1.77B $1.78B Q1 2017 Sales Acquisitions Rest of World Canada U.S. Q1 2016 Sales 60 bps 3.2% Growth (11.0)% Growth (1.7)% Organic Growth (0.2)% Growth Note: See appendix for non-GAAP reconciliations. Foreign Exchange 60 bps

9 Q1 2017 Earnings Webcast, 4/27/17 Diluted EPS Walk Q1 2016 $0.77) Core operations (0.10) Foreign exchange impact 0.06) Change in accounting for stock-based awards 0.03) Tax 0.04) Share count (0.04) 2017 $0.76)

10 Q1 2017 Earnings Webcast, 4/27/17 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 75.0 43.1 2016 YTD 2017 YTD Cash Generation Free Cash Flow ($ Millions) Note: See appendix for non-GAAP reconciliations. 114% of net income 217% of net income > $1B of free cash flow over last 4 years Target Leverage 2.0x – 3.5x 3.4X Leverage (Total Par Debt to TTM EBITDA) 2015 2016 2017

11 Q1 2017 Earnings Webcast, 4/27/17 2017 Outlook Q2 FY Sales (2)% to 1% Flat to 4% Operating Margin 4.2% to 4.6% 4.4% to 4.6% Effective Tax Rate ~ 29% ~ 30% Diluted EPS $3.60 to $4.00 Free Cash Flow >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.75 in Q2. See appendix for non-GAAP reconciliations. …sales and EPS outlook in line with 2017 Outlook Call range

12 Q1 2017 Earnings Webcast, 4/27/17 Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, adjusted tax rate, financial leverage, and free cash flow. The Company believes that these non-GAAP measures are useful to investors in order to provide a better understanding of the Company's organic sales trends, effective tax rate on a comparable basis, capital structure position, and liquidity. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

13 Q1 2017 Earnings Webcast, 4/27/17 WESCO Profile 2017 36% 34% 16% 14% 40% 15% 14% 12% 11% 8% Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Automation, Controls & Motors Lighting & Sustainability General Supplies Communications & Security Wire, Cable & Conduit Electrical Distribution & Controls

14 Q1 2017 Earnings Webcast, 4/27/17 Sales Growth 2015 2016 2017 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Change in Net Sales 0.3 (4.4) (7.4) (6.7) (4.7) (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) Acquisition Impact 1.2 1.6 2.0 3.0 2.0 3.9 3.7 2.9 1.8 3.1 0.9 Core (0.9) (6.0) (9.4) (9.7) (6.7) (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) FX Impact (2.5) (3.0) (4.1) (3.7) (3.4) (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 Workday Impact (1.6) 1.6 3.2 (1.6) 0.4 Organic 3.2 (3.0) (5.3) (7.6) (3.3) (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) (%) Note: Core sales growth excludes acquisitions during the first year of ownership.

15 Q1 2017 Earnings Webcast, 4/27/17 Q1 2017 Sales Growth – Geography U.S. Canada International Total Change in net sales (USD) (0.8) 7.4 (13.4) (0.2) Impact from acquisitions 1.3 - - 0.9 Impact from foreign exchange rates - 4.2 (2.4) 0.6 Impact from number of workdays - - - - Organic sales growth (2.1) 3.2 (11.0) (1.7) (%)

16 Q1 2017 Earnings Webcast, 4/27/17 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q1 2017 vs. Q1 2016 Q1 2017 vs. Q4 2016 Q1 Q1 Q1 Q4 2017 2016 % Growth 2017 2016 % Growth Industrial Core 680 670 1.5% 681 647 5.3% Construction Core 554 567 (2.4) % 574 613 (6.4)% Utility Core 267 279 (4.2) % 267 294 (8.9)% CIG Core 258 262 (1.6) % 258 247 4.4% Total Core Gross Sales 1,759 1,778 (1.1) % 1,780 1,800 (1.1)% Total Gross Sales from Acquisitions 21 4 - - - -00 Total Gross Sales 1,780 1,782 (0.1) % 1,780 1,800 (1.1)% Gross Sales Reductions/Discounts (8) (6) - (8) (7) -00 Total Net Sales 1,773 1,776 (0.2) % 1,773 1,793 (1.2)%

17 Q1 2017 Earnings Webcast, 4/27/17 Q1 2017 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth 1.5 (2.4) (4.2) (1.6) (1.1) FX Impact 0.3 1.2 0.3 0.4 0.6 Workday Impact - - - - - Organic Growth 1.2 (3.6) (4.5) (2.0) (1.7) (%)

18 Q1 2017 Earnings Webcast, 4/27/17 Adjusted Tax Rate ($ Millions) Q1 2016 Q1 2017 Reported Results Adjustments (1) Adjusted Results Reported Results Adjustments (2) Adjusted Results Income before income taxes 50.7 - 50.7 50.4 - 50.4 Provision for income taxes 16.1 (1.8) 14.3 12.6 1.6 14.2 Effective tax rate 31.9% 28.3% 25.0% 28.1% (1) Adjustment represents a discrete item related to the settlement of an outstanding tax matter in Q1 2016. (2) Adjustment is the result of applying Accounting Standards Update No. 2016-09 to the exercise of stock-based awards in Q1 2017.

19 Q1 2017 Earnings Webcast, 4/27/17 Outstanding at December 31, 2016 Outstanding at March 31, 2017 Debt Maturity Schedule AR Revolver (V) 380 345 2018 Inventory Revolver (V) 4 - 2020 2019 Term Loans (V) 145 130 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 24 31 N/A Total Par Debt 1,403 1,356 Capital Structure Key Financial Metrics YE 2016 Q1 2017 Cash 110 103 Capital Expenditures 18 4 Free Cash Flow (1) 282 43 Liquidity (2) 705 727 ($ Millions) V = Variable Rate Debt 1 = Cash flow provided by operations less capital expenditures. F = Fixed Rate Debt 2 = Total availability under asset-backed credit facilities plus invested cash.

20 Q1 2017 Earnings Webcast, 4/27/17 Financial Leverage Twelve Months Ended March 31, 2017 Financial leverage ratio: Income from operations $ 330 Depreciation and amortization 66 EBITDA $ 396 March 31, 2017 Current debt and short-term borrowings $ 29 Long-term debt 1,310 Debt discount and deferred financing (1) 16 Total debt $ 1,355 Less: cash and cash equivalents $ 103 Total debt, net of cash $ 1,252 Financial leverage ratio 3.4X Financial leverage ratio, net of cash 3.2X (1)Long-term debt is presented in the condensed consolidated balance sheet as of March 31, 2017 net of deferred financing fees and debt discount. ($ Millions)

21 Q1 2017 Earnings Webcast, 4/27/17 ($ Millions) 2015 2016 Q1 2017 Amortization of Debt Discount(1) 6.1 3.0 0.1 Amortization of Deferred Financing Fees 6.1 3.6 0.9 FIN 48 (8.7) 1.2 0.1 Total 3.5 7.8 1.1 Non-Cash Interest Expense (1) Includes convertible debt and term loan; the convertible debt was redeemed in Q3 2016.

22 Q1 2017 Earnings Webcast, 4/27/17 Free Cash Flow Reconciliation Q1 2016 Q1 2017 Cash flow provided by operations 78.6 47.6 Less: Capital expenditures (3.6) (4.5) Free Cash Flow 75.0 43.1 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund other investing and financing activities. ($ Millions)

23 Q1 2017 Earnings Webcast, 4/27/17 Work Days Q1 Q2 Q3 Q4 FY 2015 62 64 64 63 253 2016 64 64 64 62 254 2017 64 64 63 62 253